File Nos. 2-79722 & 811-3578

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         AQUILA THREE PEAKS HIGH INCOME FUND
                           formerly named Prime Cash Fund
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                    Aquila
                                 Group of Funds


                           Aquila Three Peaks High Income Fund
               380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on July 15, 2008


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Aquila Three Peaks High Income Fund (the "Fund"), will be held:

Place:            (a)      at the offices of the Fund:
                           380 Madison Avenue
                           Suite 2300
                           New York, New York;

Time:             (b)      on Tuesday, July 15, 2008
                           at 2:00 p.m. Eastern Daylight Time;

Purposes:         (c)      for the following purposes:

(i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);

(ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008 (Annual Meeting Proposal No. 2); and

(iii)                       to act upon any other matters which may
                            properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Annual Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on April 18, 2008 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





June 2, 2008
Please Note:

If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

Important Notice
Please Read Immediately

                                    Aquila
                                 Group of Funds


                           Aquila Three Peaks High Income Fund
               380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Special Meeting of
                             Shareholders to Be Held
                                 on July 15, 2008


To Shareholders of the Fund:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Aquila Three Peaks High Income Fund (the "Fund") will be held:

Place:          (a)      at the offices of the Fund:
                         380 Madison Avenue
                         Suite 2300
                         New York, New York;

Time:           (b)      on Tuesday, July 15, 2008
                         at 3:00 p.m. Eastern Daylight Time;

Purposes:       (c)      for the following purposes:

                (i)     to act upon a new Advisory and Administration Agreement
                       (Special Meeting Proposal No. 1); and

               (ii) to act upon a new Sub-Advisory Agreement (Special Meeting Proposal No. 2)


Who Can
Vote What
Shares:         (d)      To vote at the Special Meeting, you must have been a
                         shareholder on the Fund's records at the close of business on April 18, 2008 (the "record date").
                         Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





June 2, 2008
Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                       Aquila Three Peaks High Income Fund
            380 Madison Avenue, Suite 2300, New York, New York 10017
                              Joint Proxy Statement

                                  Introduction

         The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Aquila Three Peaks High Income Fund (the "Fund"), and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.

       The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Three Peaks Capital Management, LLC, 3750 Dacoro Lane, Suite 100, Castle Rock, Colorado 80109.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     These Notices and Joint Proxy Statement are first being mailed on or about June 2, 2008

     You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


        (1) Proxy Cards

     The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." There are two proxy cards, one for each meeting. As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

        (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

         General Information

     You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or
(iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining quorums at the meetings. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes. Quorums for the two meetings will be determined separately.

         The Fund is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Joint Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Fund may telephone you to urge you to vote.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $9.59; Class C Shares, $9.59; Class Y Shares, $9.59; and Class I Shares, $9.59. Both meetings are expected to act only upon matters that affect the Fund as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, action on a new Advisory and Administration Agreement and Sub-Advisory Agreement. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 1,457,055; Class C Shares, 452,554; Class Y Shares, 1,392,120; and Class I Shares, 404,047.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

        Name and address of
       the holder of Record             Number of shares        Percent of class


Institutional 5% shareholders
Merrill Lynch Pierce Fenner
 & Smith Inc.                           65,275 Class C Shares          14.42%
FBO its Customers
4800 Deer Lake Drive East
Jacksonville, FL

Charles Schwab & Co. Inc.              292,633 Class Y Shares          21.02%
Special Custody Account
FBO Customers
101 Montgomery St.
San Francisco CA

PFPC Inc. as Agent for
PFPC Trust FBO                         403,175 Class I Shares          99.78%
Morningstar Wrap Program
 Customers
760 Moore Road
King of Prussia PA

Additional 5% Shareholders
Sandy R. Rufenacht, Jr.                173,493 Class Y Shares          12.46%
Subj. to Fund TOD Rules
238 Lead King Drive
Castle Rock, CO

PFPC Trust Co. Cust. FBO.               79,791 Class Y Shares          5.73%
Steve Goodbarn IRA
93 Falcon Hills Drive
Highlands Ranch, CO

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         The officers and Trustees of the Fund as a group owned approximately 2.7% of the Fund's outstanding shares as of March 31, 2008.


                              Election of Trustees
                        (Proposal No. 1 at the Annual Meeting)

     At the Annual Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

       The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders. All nominees have consented to serve if elected.

Nominees (1)

                                                                          Number of
                        Positions Held                                    Portfolios   Other Directorships
                        with Fund and                                     in Fund      Held by Trustee
                        Length of                                         Complex(4)    (The position held is a
Name, Address(2) and    Service((3))   Principal Occupation(s)            Overseen      directorship unless indicated
Date of Birth                          During Past 5 Years                by Trustee    otherwise.)
-------------                          -------------------                ----------    -----------

Interested
Trustee((5))

Diana P. Herrmann       Chair of the   Vice Chair and Chief Executive     12           ICI Mutual Insurance Company
New York, NY            Board of       Officer of Aquila Management
(02/25/58)              Trustees and   Corporation, Founder of the
                        President      Aquila Group of Funds ((6)) and
                        since 2006     parent of Aquila Investment
                                       Management LLC, Manager,  since
                                       2004, President and Chief
                                       Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice Chair
                                       since 2004 and President, Chief
                                       Operating Officer and Manager of
                                       the Manager since 2003; Chair,
                                       Vice Chair, President, Executive
                                       Vice President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Funds since 1986;
                                       Director of the Distributor
                                       since 1997; trustee, Reserve
                                       Money-Market Funds, 1999-2000
                                       and Reserve Private Equity
                                       Series, 1998-2000; Governor,
                                       Investment Company Institute (a
                                       trade organization for the U.S.
                                       fund industry dedicated to
                                       protecting shareholder interests
                                       and educating the public about
                                       investing) and head of its Small
                                       Funds Committee since 2004;
                                       active in charitable and
                                       volunteer organizations.
Non-interested
Trustees

John M. Burlingame      Trustee        Executive Vice President, Hyatt    1            American Resort Development
Wilmette, IL            since 2006     Vacation Ownership (including                   Association
(04/23/55)                             resort management, homeowner's
                                       association management, sales
                                       and marketing, development and
                                       consumer financing) since 1994,
                                       being involved in all phases of
                                       hotel development.

Theodore T. Mason       Lead           Executive Director, East Wind      8            Trustee, Premier VIT.
New York, NY            Independent    Power Partners LTD since 1994
(11/24/35)              Trustee        and Louisiana Power Partners,
                        since 2006     1999-2003; Treasurer, Fort
                                       Schuyler Maritime Alumni
                                       Association, Inc., successor to
                                       Alumni Association of SUNY
                                       Maritime College, since 2004
                                       (President, 2002-2003, First
                                       Vice President, 2000-2001,
                                       Second Vice President,
                                       1998-2000) and director of the
                                       same organization since 1997;
                                       Director, STCM Management
                                       Company, Inc., 1973-2004; twice
                                       national officer of Naval
                                       Reserve Association, Commanding
                                       Officer of four naval reserve
                                       units and Captain, USNR (Ret);
                                       director, The Navy League of the
                                       United States New York Council
                                       since 2002; trustee, The
                                       Maritime Industry Museum at Fort
                                       Schuyler, 2000-2004; and Fort
                                       Schuyler Maritime Foundation,
                                       Inc., successor to the Maritime
                                       College at Fort Schuyler
                                       Foundation, Inc., since 2000.


Glenn P. O'Flaherty     Trustee        Chief Financial Officer and        2                         None
Denver, CO              since 2006     Chief Operating Officer of
(08/03/58)                             Lizard Investors, LLC since
                                       2008; Co-Founder, Chief
                                       Financial Officer and Chief
                                       Compliance Officer of Three
                                       Peaks Capital Management, LLP,
                                       2003-2005; Vice President -
                                       Investment Accounting, Global
                                       Trading and Trade Operations,
                                       Janus Capital Corporation, and
                                       Chief Financial Officer and
                                       Treasurer, Janus Funds,
                                       1991-2002.

Russell K. Okata        Trustee        Executive Director, Hawaii         5            Trustee, Pacific Capital
Honolulu, HI            since 2007     Government Employees Association                Funds(R), which includes 12 bond
(03/22/44)                             AFSCME Local 152, AFL-CIO                       and stock funds; Chairman,
                                       1981-2007; International Vice                   Royal State Group (insurance).
                                       President, American Federation
                                       of State, County and Municipal
                                       Employees, AFL-CIO 1981-2007;
                                       director of various civic and
                                       charitable organizations.

John J. Partridge       Trustee        Founding Partner, Partridge Snow   3                         None
Providence, RI          since 2006     & Hahn LLP, a law firm,
(05/05/40)                             Providence, Rhode Island, since
                                       1988, Senior Counsel, since
                                       January 1, 2007; Assistant
                                       Secretary - Advisor to the
                                       Board, Narragansett Insured
                                       Tax-Free Income Fund, since
                                       2005, Trustee 2002-2005;
                                       director or trustee of various
                                       educational, civic and
                                       charitable organizations,
                                       including Ocean State Charities
                                       Trust, Memorial Hospital of
                                       Rhode Island, and The Pawtucket
                                       Foundation.
Other Individuals

Chairman Emeritus(7)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2006     organization and parent of the
                                       Manager or Administrator and/or
                                       Adviser or Sub-Adviser to each
                                       fund of the Aquila Group of
                                       Funds; Chairman of the Manager
                                       or Administrator and/or Adviser
                                       or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of each fund in the
                                       Aquila Group of Funds;
                                       previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Funds since its
                                       establishment until 2004 or
                                       2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.

Officers

Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Funds and the Manager and the
(04/01/57)              since 2006     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.

Marie E. Aro            Senior Vice    Senior Vice President, Aquila          N/A                     N/A
Denver, CO              President      Rocky Mountain Equity Fund, and
(02/10/55)              since 2006     Vice President, Tax-Free Trust
                                       of Arizona, since 2004; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, since
                                       2006; Vice President, INVESCO
                                       Funds Group, 1998-2003; Vice
                                       President, Aquila Distributors,
                                       Inc., 1993-1997.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 2006     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, Aquila
                                       Rocky Mountain Equity Fund and
                                       five Aquila Municipal Bond
                                       Funds; Vice President, Churchill
                                       Cash Reserves Trust, 1995-2001.

Robert W. Anderson      Chief          Chief Compliance Officer of the        N/A                    N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer and    in the Aquila Group of Funds,
                        Assistant      the Manager and the Distributor
                        Secretary      since 2004, Compliance Officer
                        since 2006     of the Manager or its
                                       predecessor and current parent
                                       1998-2004; Assistant Secretary
                                       of the Aquila Group of Funds
                                       since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Funds since 2003
(11/06/56)              Officer and    and Treasurer since 2000. Treasurer
                        since 2006

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Funds since 2003
(11/06/56)              Officer and    and Treasurer since 2000.
                        Treasurer
                        since 2006

Edward M. W. Hines      Secretary      Shareholder of Butzel Long, a          N/A                    N/A
New York, NY            since 2006     professional corporation,
(12/16/39)                             counsel to the Fund, since 2007;
                                       Partner of Hollyer Brady Barrett
                                       & Hines LLP, its predecessor as
                                       counsel, 1989-2007; Secretary of
                                       the Aquila Group of Funds.

John M. Herndon         Assistant      Assistant Secretary of the             N/A                    N/A
New York, NY            Secretary      Aquila Group of Funds since 1995
(12/17/39)              since 2006     and Vice President of the three
                                       Aquila Money-Market Funds since
                                       1990; Vice President of the
                                       Manager or its predecessor and
                                       current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the             N/A                    N/A
New York, NY            Treasurer      Aquila Group of Funds since
(11/02/66)              since 2006     2000; Assistant Vice President
                                       of the Manager or its
                                       predecessor and current parent
                                       since 1998; Fund Accountant for
                                       the Aquila Group of Funds,
                                       1995-1998.


(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Because the Fund does not hold regular annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila Group of Funds."

(7) The Chairman Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Trustees
                                (as of 12/31/07)

                                     Dollar Range of
                                   Ownership in Aquila               Aggregate Dollar Range of Ownership in
          Name of Trustee     Three Peaks High Income Fund(1)         the Aquila Group of Funds (1)
         ---------------      -------------------------------         -----------------------------

Interested Trustee

Diana P. Herrmann                                       E                                         E

Non-interested Trustees

John M. Burlingame                                      E                                         E

Theodore T. Mason                                       C                                         D

Glenn P. O'Flaherty                                     C                                         C

Russell K. Okata                                        C                                         D

John J. Partridge                                       D                                         D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2007, the Fund paid a total of $94,674 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.


                                               Compensation
                                               from all            Number of
                                               funds in the        boards on
                           Compensation        Aquila              which the
                           From the            Group of            Trustee now
Name                       Fund                Funds               serves

John M. Burlingame         $16,000             $ 16,000              1

Theodore T. Mason          $23,167             $132,800              8

Glenn P. O'Flaherty        $19,500             $ 35,486              2

Russell K. Okata           $ 6,833             $ 72,383              5

John J. Partridge          $16,000             $ 29,500              3


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of April 30, 2008, these funds had aggregate assets of approximately $5.1 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds, $2.7 billion in the money market funds, $21 million in the equity fund and $36 million in this high-income corporate bond fund. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts, although it is anticipated that these arrangements will change as described in Proposal No. 1 at the Special Meeting. During the fiscal year ended December 31, 2007, the Fund paid $135,328 in management fees, of which $135,328 was waived.

     During the fiscal year ended December 31, 2007, $15,631 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,229 was retained by the Distributor. With respect to Class C Shares, during the same period, $16,478 was paid under Part II of the Plan and $5,492 was paid under the Fund's Shareholder Services Plan. Of these total payments of $21,970, the Distributor retained $691. With respect to Class I Shares, during the same period, $3,182 was paid under Part III of the Plan and $4,773 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

         During the fiscal year ended December 31, 2007, the Fund paid $26,261 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Fund, and $46,350 to Hollyer Brady Barrett & Hines LLP, predecessor to Butzel Long, for legal services. Edward M.W. Hines, Secretary of the Fund, is a shareholder of Butzel Long, and was a partner of Hollyer Brady Barrett & Hines LLP.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). The members of the Audit Committee are John M. Burlingame, Theodore T. Mason, Glenn P. O'Flaherty, Russell K. Okata and John J. Partridge. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee which is attached as Appendix A.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Fund does not hold regular annual meetings.

         The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.


                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present at the Annual Meeting.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                     (Proposal No. 2 at the Annual Meeting)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2006 and 2007.


                                          2006          2007

     Audit Fees                         $ 8,000       $12,500

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $ 8,000       $12,500


     Tax fees (1)                         2,000         2,500

     All other fees                           0             0
                                         ------        ------

         Total                          $10,000       $15,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2008.

     TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.


                                Consideration of
                   A New Advisory and Administration Agreement
                     (Proposal No. 1 at the Special Meeting)

Background and Reasons for the Proposals

         The Manager is the Fund's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Three Peaks Capital Management, LLC ("Three Peaks"), under a sub-advisory agreement (the "Current Sub-Advisory Agreement"; together with the Current Advisory Agreement, the "Current Agreements") described below. The Current Advisory Agreement was approved by the shareholders of the Fund on June 10, 2007. The Current Sub-Advisory Agreement was also approved by the shareholders on June 10, 2007. Both have been renewed annually thereafter by the Board of Trustees, most recently on September 10, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."

         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Fund. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners (the "Transaction").

         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Fund, the services provided to it, the investment approach or style of the Manager with respect to the Fund, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Fund's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners. The Current Sub-Advisory Agreement contains a provision that states that it terminates if the Current Advisory Agreement terminates, and it also provides for its termination upon its assignment, which, as with the Current Advisory Agreement, would occur upon the proposed ownership changes.

         In order to provide continuity of management services to the Fund, on March 1, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") between the Manager and the Fund, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. At the same time, the Trustees also approved a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement"; together with the New Advisory Agreement, the "New Agreements") between the Manager and the Sub-Adviser which will replace the Current Sub-Advisory Agreement which will terminate by its terms when the Current Advisory Agreement terminates. The Trustees are recommending that shareholders of the Fund approve the New Agreements. As described below, the New Agreements are substantially identical to the Current Agreements.

         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Shareholders must also approve the New Sub-Advisory Agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement and the New Sub-Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the Transaction, to manage the Fund on the same terms as are now in effect, thereby promoting stability of the Fund's management. No change in the Fund's advisory fees or expenses is being proposed. Furthermore, no changes are being proposed with respect to the services provided for the Fund, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.


Information Regarding the Manager

         The Manager is the Fund's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.


Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.


The Transaction

         At the time of the Transaction, the AMC shares will be divided into two classes: voting (the "Voting Shares") and non-voting (the "Non-Voting Shares"). Prior to dividing its share capital into two classes of shares, AMC has one class of common shares, all of which are Voting Shares. 99.5% of the Voting Shares are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:



Owner                           Direct Ownership          Indirect Ownership*          Total
LBH                             24.9%                     20.0%                        44.9%
EBH                             27.5%                     --                           27.5%
DPH                             4.9%                      20.0%                        24.9%
Conrad B. Herrmann ("CBH")      --                        0.2%                         0.2%
Catherine E. Wolff ("CEW")      --                        2.0%                         2.0%
Other                           0.5%                      --                           0.5%
Total                                                                                  100.0%


* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o        EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o        Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares;
         Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts. Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:



Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        --                           24.9%
T. Randolph Harris ("TRH")      --                           24.9%                        24.9%
EBH                             --                           --                           --
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Fund's shareholders of the New Advisory Agreement, taken together with consents or approvals for other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if new contracts are approved by the shareholders of less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained for all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Agreements will not occur and the New Agreements will not be entered into, even if they have been approved by the Fund's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Fund's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of the shareholders of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the Fund's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:


Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
EBH                             24.9%                        --                           24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

o 24.9% of the Voting Shares will be held first in LBH's estate, with Barbara A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o        EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

     (B) If EBH dies before LBH:

Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             24.9%                        --                           24.9%
EBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%



o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).


Basis for the Trustees' Approval of the New Advisory Agreement

         At a meeting held on February 29, 2008, the Trustees, including the Independent Trustees, approved the New Advisory Agreement and recommended that the shareholders of the Fund approve this agreement. In considering these actions, the Trustees noted that in connection with their annual review of the Fund's advisory arrangements (the "Annual Review") on September 10, 2007, they had approved the Current Advisory Agreement (which, as discussed above, is substantially identical to the New Advisory Agreement) for another one-year term commencing on October 1, 2007. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory agreement as in effect from year to year. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

         The Transaction and the implications for the Fund. In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Fund.

         The nature, extent and quality of the services provided by the Manager. The Manager has arranged for the Sub-Adviser to provide investment management of the Fund's portfolio.

         The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with high current income and, secondarily, capital appreciation.

         The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of the New Advisory Agreement.

         The investment performance of the Fund and the Manager. The Board reviewed each aspect of the Fund's performance and compared its performance with that of its peer group for the one-year period ending December 31, 2007. It was noted that the materials provided by the Manager indicated that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under-weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

         The Trustees also considered representations from the Manager that the Transaction was not expected to result in any changes to the personnel managing the Fund's investment portfolio.

         The Board concluded that the performance of the Fund was excellent in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that approval of the New Advisory Agreement would be appropriate.

         The costs of the services to be provided and profits to be realized by the Manager from its relationship with the Fund. The information provided contained expense data for the Fund and a peer group average which was provided to the Trustees for their review and discussion. The Board concluded that the expenses of the Fund and the fees to be paid were similar to and were reasonable. It was additionally noted that the Fund was in the start-up phase of operation and the asset base had not yet reached critical mass.

         The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Advisory Agreement, and that the Transaction would not result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio.

         The Board noted that the entire portion of the management fee had been waived by both the Manager and Sub-Adviser. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that the total Fund expenses would not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive.

         The Trustees considered that the profitability to the Manager of its relationship to the Fund would not change as a result of the Transaction because the Transaction would not result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

         The extent to which economies of scale would be realized as the Fund grows. The Board noted that the Manager was currently waiving the entire portion of its fees and that the Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive. Evaluation of these factors indicated to the Board that the New Advisory Agreement should be approved without addition of breakpoints at this time.

         Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund. The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to other funds including the Fund or other investment clients, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at Aquila Management Corporation (AMC), the parent company of the Manager, including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Fund, or the services provided to the Fund by the Manager.

     The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Fund has operated in compliance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Manager.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement for an initial one-year term each.

Description of the New Advisory Agreement

         The Manager provides the Fund with local advisory services. Under the New Advisory Agreement, the Fund will pay the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual advisory fee is payable at the annual rate of 0.40 of 1% of such net asset value.

         The proposed New Advisory Agreement for the Fund is substantially identical to the Current Advisory Agreement (together, the "Advisory Agreements"). For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix B.

Action Requested

         THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT.

Vote Required

         The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three outstanding classes of shares.

         If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

         If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                                Consideration of
                          A New Sub-Advisory Agreement
                     (Proposal No. 2 of the Special Meeting)

         See the information under Proposal No. 1 for the reasons for this proposal.

Information About The Sub-Adviser

         The Sub-Adviser, Three Peaks, is a 99% employee-owned, SEC-registered investment advisor located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Chief investment officer and portfolio manager Mr. Sandy Rufenacht, a 20-year veteran of the industry, manages all of the Three Peaks portfolios along with the support and resources of a team of experienced high-yield specialists. Mr. Rufenacht has primary responsibility in selection of securities for purchase or sale and portfolio management, thus enabling him to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process. Mr. Rufenacht owns approximately 99% of the outstanding shares of Three Peaks. Three Peaks has no Board of Directors.

         Prior to forming Three Peaks, Mr. Rufenacht was Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He managed Janus Short-Term Bond Fund from January 1996 until July 2003 and served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund from June 1996 until July 2003. He served as Executive Vice President and a Co-Manager of Janus Flexible Income Fund from June 1996 to February 1998. Since July 2003 he has been the principal and Chief Executive Officer of the Sub-Adviser, which currently manages approximately $409 million of investments in private accounts in addition to the Fund. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.

Basis for the Trustees' Approval of the New Sub-Advisory Agreement

         At a meeting held on February 29, 2008, the Trustees, including the Independent Trustees, approved the New Sub-Advisory Agreement and recommended that the shareholders of the Fund approve this agreement. In considering these actions, the Trustees noted that in connection with their annual review of the Fund's advisory arrangements (the "Annual Review") on September 10, 2007, they had approved the Current Sub-Advisory Agreement (which, as discussed above, is substantially identical to the New Sub-Advisory Agreement) for another one-year term commencing on October 1, 2007. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory agreement as in effect from year to year. In approving the New Sub-Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Sub-Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Sub-Advisory Agreement included the following:

         The Transaction and the implications for the Fund. In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Fund.

         The nature, extent and quality of the services provided by the Sub-Adviser. The Manager has arranged for the Sub-Adviser to provide investment management of the Fund's portfolio. The Trustees noted the extensive experience of the Sub-Adviser's Chief Investment Officer and portfolio manager, Mr. Sandy Rufenacht, and his investment management team. Since inception of the Fund, the Trustees have received detailed presentations by Mr. Rufenacht covering the Sub-Adviser's research and investment process. Mr. Rufenacht has also been available and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle in light of prevailing interest rates and economic conditions.

         The Board considered that the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with high current income and, secondarily, capital appreciation

         The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of both the New Sub-Advisory Agreement.

         The investment performance of the Fund and the Sub-Adviser. The Board reviewed each aspect of the Fund's performance and compared its performance with that of its peer group for the one-year period ending December 31, 2007. It was noted that the materials provided by the Manager indicated that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under-weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

         The Trustees also considered representations from the Manager that the Transaction was not expected to result in any changes to the personnel managing the Fund's investment portfolio.

         The Board concluded that the performance of the Fund was excellent in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that approval of the New Sub-Advisory Agreement would be appropriate.

         The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationships with the Fund. The information provided contained expense data for the Fund and a peer group average which was provided to the Trustees for their review and discussion. The Board concluded that the expenses of the Fund and the fees to be paid were similar to and were reasonable. It was additionally noted that the Fund was in the start-up phase of operation and the asset base had not yet reached critical mass.

         The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Sub-Advisory Agreement, and that the Transaction would not result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio.

         The Board noted that the entire portion of the management fee had been waived by both the Manager and Sub-Adviser. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that the total Fund expenses would not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive.

         The Trustees considered that the profitability to the Manager of its relationship to the Fund would not change as a result of the Transaction because the Transaction would not result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

         The extent to which economies of scale would be realized as the Fund grows. The Board noted that the Sub-Adviser was currently waiving the entire portion of their respective fees and that the Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive. Evaluation of these factors indicated to the Board that the New Sub-Advisory Agreement should be approved without addition of breakpoints at this time.

         Benefits derived or to be derived by the Sub-Adviser and their affiliates from its relationships with the Fund. The Board observed that, as is generally true of most fund complexes, the Sub-Adviser and its affiliates, by providing services to a number of funds including the Fund or other investment clients, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Sub-Adviser and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at Aquila Management Corporation (AMC), the parent company of the Manager, including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Fund, or the services provided to the Fund by the Manager.

     The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Fund has operated in compliance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Manager.


         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement for an initial one-year term.

Description of the New Sub-Advisory Agreement

         The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement. For a complete understanding of the New Sub-Advisory Agreement, please refer to the form of New Sub-Advisory Agreement provided as Appendix C.

Action Requested

         THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

Vote Required

     The vote required is the same as that for Proposal No. 1 of the Special Meeting. Please refer to the description provided under Proposal No. 1.

General

         Proposals No. 1 and No. 2 are designed to operate together. Neither separately will have the intended results. Accordingly, the proposed New Advisory Agreement and the proposed New Sub-Advisory Agreement will not go into effect unless shareholders approve both Proposals No. 1 and 2. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.



                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

         The Fund does not know of any other matter which will come up for action at the Special Meeting. If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                   Appendix A



                       AQUILA THREE PEAKS HIGH INCOME FUND
                             AUDIT COMMITTEE CHARTER




1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

(b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review and approve the fees charged by the auditors for audit and non-audit services;

(e)  to investigate improprieties or suspected improprieties in Fund operations;

(f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

(g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

(h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.



Adopted: December, 2003 by the funds in the Aquilasm Group of Funds except as follows:
Adopted: March 12, 2006 by Aquila Three Peaks High Income Fund

                                   Appendix B

                       AQUILA THREE PEAKS HIGH INCOME FUND
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of _______________ by and between AQUILA THREE PEAKS HIGH INCOME FUND (the "Fund"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA INVESTMENT MANAGEMENT LLC (the "Manager"), a Delaware limited liability company, 380 Madison Avenue, Suite 2300, New York, New York 10017

                              W I T N E S S E T H:

    WHEREAS, the Fund is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, diversified management investment company;

    WHEREAS, the Fund and the Manager will enter into an Advisory and Administration Agreement _______________, referred to hereafter as "this Agreement," with respect to the Fund;

    NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Fund.

2.  Duties and Obligations of the Manager

    (a) Investment Advisory Services. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

 (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund; and

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

    (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

(iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

    (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

    (d) Best Efforts; Responsibility. The Manager shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

    (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

    (i) Indemnification. The Fund shall indemnify the Manager to the full extent permitted by the Fund's Declaration of Trust.

3.  Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

    The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of portfolio pricing and keeping the Fund's accounting records including the computation of net asset value per share and the dividends; (v) compensation of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter and expenses of all its Trustees; (vi) legal and audit expenses;
(vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (ix) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

4. Compensation of the Manager

     The Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.65 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

    The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6. Duration and Termination of this Agreement

    (a) Duration. This Agreement shall become effective as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the September 30 next preceding the second anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

    (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of .25 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.30% above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund's net assets above $250,000,000 of such net asset value.

7.  Disclaimer of Shareholder Liability

    The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Manager represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

8. Notices of Meetings

             The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Manager and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.


                                     [balance of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                         AQUILA THREE PEAKS HIGH INCOME FUND




                               By:___________________________________
-------------------



ATTEST:                        AQUILA INVESTMENT MANAGEMENT LLC




___________________            By:___________________________________

                                   Appendix C
                       AQUILA THREE PEAKS HIGH INCOME FUND
                             SUB-ADVISORY AGREEMENT


     THIS AGREEMENT, made as of ________________ by and between AQUILA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Manager"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and THREE PEAKS CAPITAL MANAGEMENT, LLC (the "Sub-Adviser"), a Colorado limited liability company, 5619 DTC Parkway, Suite 1000, Greenwood Village, CO 80111.

                      W I T N E S S E T H :

         WHEREAS, Aquila Three Peaks High Income Fund (the "Fund") is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, diversified management investment company;

         WHEREAS, the Manager has entered into an Advisory and Administration Agreement with the Fund (the "Advisory and Administration Agreement"), pursuant to which the Manager acts as investment adviser with respect to the Fund; and

         WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, the Manager retains the Sub-Adviser for purposes of rendering investment advisory services to the Manager and to the Fund upon the terms and conditions hereinafter set forth;

         WHEREAS, the Manager and Sub-Adviser wish to enter into the Sub-Advisory Agreement ("this Agreement");

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Manager hereby appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Adviser shall, all as more fully set forth herein, act as investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Sub-Adviser With Respect To Investment of the Assets of the Fund

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

 (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

 (iv) consult with the Manager in connection with its duties hereunder.

         (b) Any investment program furnished by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

         (c) The Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

         (d) Except as provided in section 7, nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation, and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. The Manager hereby acknowledges that the Sub-Adviser renders investment advisory and managerial services to many different clients and, therefore, may give investment advice and take action with respect to any of its other clients which may differ from the advice given or action taken under this Agreement.

         (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

         (f) The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and agrees upon reasonable request to provide to the Fund or the Manager copies of any and all records it maintains in accordance with this Agreement.

         (g) The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

         (h) It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

         (i) The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Manager, the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

         (j) To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

         The Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information for which the Sub-Adviser is responsible in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

4. Compensation of the Sub-Adviser

          The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.45 of 1% of such net asset value on net assets of the Fund up to $100,000,000;
0.40 of 1% of the Fund's net assets above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund's net assets above $250,000,000.

5. Duration and Termination

         (a) This Agreement shall become effective as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the September 30 next preceding the second anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement.

6. Notices of Meetings

         The Manager agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Sub-Adviser and that Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Sub-Adviser may designate.

7. Special Provisions

         For the duration of this Agreement, the Sub-Adviser agrees that the Sub-Adviser shall not provide portfolio management for investment companies registered under the Investment Company Act of 1940 which have an objective, investment strategy and distribution channel similar to that of the Fund without the prior written consent of the Manager, except that without the consent of the Manager the Sub-Adviser may provide portfolio management to any registered investment company which is an investment option offered by an insurance company under a variable annuity contract, a variable life insurance policy or a qualified retirement plan.

8. Separability

         If at any time any provision of this Agreement is or becomes illegal, invalid, or unenforceable in any respect, the legality, validity, and enforceability of the remaining provisions will remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.




ATTEST:                    AQUILA INVESTMENT MANAGEMENT LLC



                           By: _______________________________
-------------------



ATTEST:                    THREE PEAKS CAPITAL MANAGEMENT, LLC




                           By: _______________________________
-------------------

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                        Aquila Three Peaks High Income Fund

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       And
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           to be held on July 15, 2008

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.



                       AQUILA THREE PEAKS HIGH INCOME FUND Proxy for Annual
            Meeting of Shareholders - July 15, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Aquila Three Peaks High Income Fund (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES
E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, July 15, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 2:00 p.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.


Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________




THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.




EVERY SHAREHOLDER'S VOTE IS IMPORTANT






                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                       Please  detach at perforation before mailing.




Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
AQUILA THREE PEAKS HIGH INCOME FUND ANNUAL MEETING


         01. John M. Burlingame 02. Diana P. Herrmann* 03. Theodore T. Mason 04. Glenn P. O'Flaherty 05. Russell K. Okata 06. John J. Partridge

                                       *Interested Trustee


              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.




HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------              ------------------------------
------------------------------              ------------------------------
------------------------------              ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.






Please detach at perforation before mailing.




PROXY                         AQUILA GROUP OF FUNDS                    PROXY
                       AQUILA THREE PEAKS HIGH INCOME FUND
            Proxy for Special Meeting of Shareholders - July 15, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Aquila Three Peaks High Income Fund (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES
E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 15, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 3:00 p.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR Special Meeting Proposals No. 1 and No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

             VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.




EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                       Please       detach at perforation before mailing.




Please read the proxy statement prior to voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:


AQUILA THREE PEAKS HIGH INCOME FUND SPECIAL MEETING



     1. Action on a new Advisory and Administration Agreement. (Special Meeting Proposal No. 1 in Proxy Statement)


  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

2. Action on a new Sub-Advisory Agreement. (Special Meeting Proposal No. 2 in Proxy Statement)

 For   Against  Abstain
   --      --      --
  [--]    [--]    [--]



         As to any other matter said proxies shall vote in accordance with their best judgment.



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------              ------------------------------
------------------------------              ------------------------------
------------------------------              ------------------------------




THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.